Harbor Funds - Equity

Supplement to Prospectus dated March 1, 2007 (as revised June 8, 2007) and Statement of Additional Information dated March 1, 2007

Harbor International Growth Fund

Effective November 1, 2007, the requirement that the Harbor International Growth Fund (the “Fund”) maintain a core position of between 35 and 50 common stocks has been eliminated. As a result of this change, Marsico Capital Management, LLC (“Marsico”), the subadviser to the Fund, is not restricted in the number of securities it may hold on behalf of the Fund. Marsico anticipates that this change will allow it to pursue additional investment opportunities.

Redemption Fees

Effective November 1, 2007, the fifth paragraph under the heading “Redemption Fee” on page 42 of the Prospectus has been deleted and replaced with the following paragraph:

“In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the funds; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) reinvested distributions (dividends and capital gains); (vi) redemptions initiated through an Automatic Withdrawal Plan; (vii) redemptions pursuant to a systematic rebalancing or asset allocation program established with Harbor; (viii) transactions involving shares transferred from one account to another account in the same fund and shares converted from one class to another class in the same fund; and (ix) transactions initiated by a plan sponsor.”

Retirement Class Shares

Effective November 1, 2007, the Retirement Class of shares for all Harbor Funds has been renamed the Administrative Class of shares. All references in the prospectus and Statement of Additional Information to the Retirement Class are replaced with references to Administrative Class.

In connection with this change in name, the Administrative Class is available to eligible retirement plans and accounts maintained by financial intermediaries only. Eligible retirement plans consist of qualified retirement plans and Section 457 plans only. The Administrative Class shares are not available through personal plans, such as individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, or individual 403(b) plans, unless investing through an account maintained by a financial intermediary.

There has been no change in the fees and expenses associated with this share class as a result of these modifications.

The following replaces the information contained under the heading “Choosing a Share Class” for the Retirement Class only on page 36 of the Prospectus:

Administrative Class

▪	Limited to eligible retirement plans and financial intermediaries only

▪	12b-1 fee of up to 0.25%

▪	Transfer agency fee of 0.06% of the average daily net assets

▪	$50,000 minimum investment in each fund

▪	Funds Available:

o	212 – Capital Appreciation
o	219 – Mid Cap Growth
o	210 – Small Cap Growth
o	226 – Small Company Growth
o	213 – Large Cap Value
o	223 – Mid Cap Value
o	228 – SMID Value
o	222 – Small Cap Value
o	211 – International
o	217 – International Growth
o	227 – Global Value

The following information is added under the heading “Minimum Investment Exceptions” for the Administrative Class on page 37 of the Prospectus:

You may purchase Administrative Class shares notwithstanding the $50,000 minimum investment amount if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility:

(a)	Eligible retirement plans (i.e., qualified retirement plans and Section 457 plans only).

(b)	Omnibus accounts established by financial intermediaries where the investment in the fund is expected to meet the investment minimum amount within a reasonable period of time as determined by the Distributor.

Effective November 1, 2007

Harbor Funds – Fixed Income

Supplement to Prospectus and Statement of Additional Information dated March 1, 2007

Redemption Fees

Effective November 1, 2007, the fifth paragraph under the heading “Redemption Fee” on page 24 of the Prospectus has been deleted and replaced with the following paragraph:

“In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the funds; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) reinvested distributions (dividends and capital gains); (vi) redemptions initiated through an Automatic Withdrawal Plan; (vii) redemptions pursuant to a systematic rebalancing or asset allocation program established with Harbor; (viii) transactions involving shares transferred from one account to another account in the same fund and shares converted from one class to another class in the same fund; and (ix) transactions initiated by a plan sponsor.”

Retirement Class Shares

Effective November 1, 2007, the Retirement Class of shares for all Harbor Funds has been renamed the Administrative Class of shares. All references in the prospectus and Statement of Additional Information to the Retirement Class are replaced with references to Administrative Class.

In connection with this change in name, the Administrative Class is available to eligible retirement plans and accounts maintained by financial intermediaries only. Eligible retirement plans consist of qualified retirement plans and Section 457 plans only. The Administrative Class shares are not available through personal plans, such as individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, or individual 403(b) plans, unless investing through an account maintained by a financial intermediary.

There has been no change in the fees and expenses associated with this share class as a result of these modifications.

The following replaces the information contained under the heading “Choosing a Share Class” for the Retirement Class only on page 18 of the Prospectus:

Administrative Class

•	Limited to eligible retirement plans and financial intermediaries only

•	12b-1 fee of up to 0.25%

•	Transfer agency fee of 0.06% of the average daily net assets

•	$50,000 minimum investment in each fund

•	Funds Available:

•	224 – High-Yield Bond

•	214 – Bond

•	225 – Real Return

•	216 – Short Duration

•	215 – Money Market

The following information is added under the heading “Minimum Investment Exceptions” for the Administrative Class on page 19 of the Prospectus:

You may purchase Administrative Class shares notwithstanding the $50,000 minimum investment amount if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility:

(a)	Eligible retirement plans (i.e., qualified retirement plans and Section 457 plans only).

(b)	Omnibus accounts established by financial intermediaries where the investment in the fund is expected to meet the investment minimum amount within a reasonable period of time as determined by the Distributor.

Effective November 1, 2007